Exhibit 99.2

The J. M. Smucker Company
Unaudited Non-GAAP Measures Supplemental Information
(Revised to Reflect the New Non-GAAP Measures Definition)

	Three Months Ended July 31,
	2015	2014
	(Dollars in millions)
Operating income reconciliation:
Operating income	$267.1	$191.6
Amortization	53.0	24.9
Unallocated derivative losses	10.0	21.4
Cost of products sold – special project costs (A)	3.1	0.4
Other special project costs (A)	22.9	8.6
Adjusted operating income	$356.1	$246.9
Net income reconciliation:
Net income	$136.4	$116.0
Income taxes	86.4	59.5
Amortization	53.0	24.9
Unallocated derivative losses	10.0	21.4
Cost of products sold – special project costs (A)	3.1	0.4
Other special project costs (A)	22.9	8.6
Adjusted income before income taxes	$311.8	$230.8
Income taxes, as adjusted (B)	120.9	78.2
Adjusted income	$190.9	$152.6
Weighted-average shares – assuming dilution	119,634,958	101,776,940
Adjusted earnings per share	$1.60	$1.50
(A) Special project costs includes merger and integration and restructuring costs.
(B) Income taxes, as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income to derive adjusted income.

The J. M. Smucker Company
Unaudited Non-GAAP Measures Supplemental Information
(Revised to Reflect the New Non-GAAP Measures Definition)

	Three Months Ended October 31,		Six Months Ended October 31,
	2015	2014	2015	2014
	(Dollars in millions)
Operating income reconciliation:
Operating income	$313.8	$254.8	$580.9	$446.4
Amortization	53.0	25.2	106.0	50.1
Unallocated derivative (gains) losses	(6.0)	(7.6)	4.0	13.8
Cost of products sold – special project costs (A)	3.0	0.3	6.1	0.7
Other special project costs (A)	30.6	2.8	53.5	11.4
Adjusted operating income	$394.4	$275.5	$750.5	$522.4
Net income reconciliation:
Net income	$176.0	$158.3	$312.4	$274.3
Income taxes	93.6	80.6	180.0	140.1
Amortization	53.0	25.2	106.0	50.1
Unallocated derivative (gains) losses	(6.0)	(7.6)	4.0	13.8
Cost of products sold – special project costs (A)	3.0	0.3	6.1	0.7
Other special project costs (A)	30.6	2.8	53.5	11.4
Adjusted income before income taxes	$350.2	$259.6	$662.0	$490.4
Income taxes, as adjusted (B)	121.1	87.6	242.0	165.8
Adjusted income	$229.1	$172.0	$420.0	$324.6
Weighted-average shares – assuming dilution	119,680,574	101,824,624	119,657,766	101,800,782
Adjusted earnings per share	$1.91	$1.69	$3.51	$3.19
(A) Special project costs includes merger and integration and restructuring costs.
(B) Income taxes, as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income to derive adjusted income.

The J. M. Smucker Company
Unaudited Non-GAAP Measures Supplemental Information
(Revised to Reflect the New Non-GAAP Measures Definition)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2016	2015	2016	2015
	(Dollars in millions)
Operating income reconciliation:
Operating income	$318.3	$255.1	$899.2	$701.5
Amortization	52.2	25.2	158.2	75.3
Unallocated derivative (gains) losses	(6.7)	(13.4)	(2.7)	0.4
Cost of products sold – special project costs (A)	3.1	0.4	9.2	1.1
Other special project costs (A)	41.4	5.9	94.9	17.3
Adjusted operating income	$408.3	$273.2	$1,158.8	$795.6
Net income reconciliation:
Net income	$185.3	$160.9	$497.7	$435.2
Income taxes	90.0	77.5	270.0	217.6
Amortization	52.2	25.2	158.2	75.3
Unallocated derivative (gains) losses	(6.7)	(13.4)	(2.7)	0.4
Cost of products sold – special project costs (A)	3.1	0.4	9.2	1.1
Other special project costs (A)	41.4	5.9	94.9	17.3
Adjusted income before income taxes	$365.3	$256.5	$1,027.3	$746.9
Income taxes, as adjusted (B)	119.3	83.2	361.3	249.0
Adjusted income	$246.0	$173.3	$666.0	$497.9
Weighted-average shares – assuming dilution	119,734,947	101,801,500	119,683,493	101,801,023
Adjusted earnings per share	$2.05	$1.70	$5.56	$4.89
(A) Special project costs includes merger and integration and restructuring costs.
(B) Income taxes, as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income to derive adjusted income.

The J. M. Smucker Company
Unaudited Non-GAAP Measures Supplemental Information
(Revised to Reflect the New Non-GAAP Measures Definition)

	Three Months Ended April 30,		Year Ended April 30,
	2016	2015	2016	2015
	(Dollars in millions)
Operating income reconciliation:
Operating income	$246.1	$70.5	$1,145.3	$772.0
Amortization	50.2	35.6	208.4	110.9
Unallocated derivative (gains) losses	(9.3)	24.1	(12.0)	24.5
Cost of products sold – special project costs (A)	3.0	5.1	12.2	6.2
Other special project costs (A)	41.0	39.3	135.9	56.6
Adjusted operating income	$331.0	$174.6	$1,489.8	$970.2
Net income (loss) reconciliation:
Net income (loss)	$191.0	$(90.3)	$688.7	$344.9
Income tax expense (benefit)	19.2	(39.5)	289.2	178.1
Amortization	50.2	35.6	208.4	110.9
Unallocated derivative (gains) losses	(9.3)	24.1	(12.0)	24.5
Cost of products sold – special project costs (A)	3.0	5.1	12.2	6.2
Other special project costs (A)	41.0	39.3	135.9	56.6
Adjusted income (loss) before income taxes	$295.1	$(25.7)	$1,322.4	$721.2
Income tax expense (benefit), as adjusted (B)	29.8	(3.4)	391.1	245.6
Adjusted income (loss)	$265.3	$(22.3)	$931.3	$475.6
Weighted-average shares – assuming dilution	118,845,157	109,577,740	119,477,312	103,697,261
Adjusted earnings per share	$2.23	$(0.20)	$7.79	$4.59
(A) Special project costs includes merger and integration and restructuring costs.
(B) Income tax expense (benefit), as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income (loss) to derive adjusted income (loss).

The J. M. Smucker Company
Unaudited Non-GAAP Measures Supplemental Information
(Revised to Reflect the New Non-GAAP Measures Definition)

	Year Ended April 30,
	2014	2013	2012
	(Dollars in millions)
Operating income reconciliation:
Operating income	$919.0	$910.4	$778.3
Amortization	98.9	96.8	92.7
Unallocated derivative (gains) losses	(5.3)	(6.6)	8.5
Cost of products sold – special project costs (A)	9.4	11.5	43.2
Other special project costs (A)	25.6	49.5	72.5
Adjusted operating income	$1,047.6	$1,061.6	$995.2
Net income reconciliation:
Net income	$565.2	$544.2	$459.7
Income taxes	284.5	273.1	241.5
Amortization	98.9	96.8	92.7
Unallocated derivative (gains) losses	(5.3)	(6.6)	8.5
Cost of products sold – special project costs (A)	9.4	11.5	43.2
Other special project costs (A)	25.6	49.5	72.5
Adjusted income before income taxes	$978.3	$968.5	$918.1
Income taxes, as adjusted (B)	327.5	323.6	316.1
Adjusted income	$650.8	$644.9	$602.0
Weighted-average shares – assuming dilution	104,346,587	108,851,153	113,313,567
Adjusted earnings per share	$6.24	$5.92	$5.31
(A) Special project costs includes merger and integration and restructuring costs.
(B) Income taxes, as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income to derive adjusted income.